A sensitivity analysis on CDI through a parallel shock keeping all other variables remaining constant, would result in the impacts shown in the following table: (Details) $ in Millions	Dec. 31, 2021 USD ($)
Parallel Increase 300 Basis Points [Member]
DisclosureRiskManagementLineItems [Line Items]
Sensitivity analysis parallel reduction	$ (7)
Parallel Reduction 300 Basis Points [Member]
DisclosureRiskManagementLineItems [Line Items]
Sensitivity analysis parallel reduction	$ 21